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                 AMENDMENT TO MASTER INTERNET SERVICES AGREEMENT

         WHEREAS, Infinite Technology Information Services, Inc. ("Infinite") and MCSP, Inc. ("MCSP") are parties to a Master Internet Services Agreement (the "Agreement"), dated as of the 1st day of July, 1999;

         WHEREAS, Infinite has been acquired by Infinite Technology Group Ltd. ("ITG"); and

         WHEREAS, the parties hereto wish to amend certain provisions of the Agreement.

         NOW, THEREFORE, the Agreement shall be amended as follows:

         1. Section 7 of the Agreement shall be amended so that, as amended, it shall read as follows:

                           "7. MERGER OF MCSP AND INFINITE. Any time after January 1, 2001, either MCSP or Infinite may elect, by written notice to the other, that MCSP merge with and into Infinite (structured as a tax-free reorganization); provided, that, Infinite has contracted for Internet Services during the twelve (12) month period prior to the date of such notice of not less than $450,000.

                           Upon the effectiveness of such merger, among other things, MCSP shall be merged with and into Infinite and all of the shares of Common Stock of MCSP shall be exchanged for 250,000 shares of Common Stock of ITG."

         2. All of the other terms and conditions of the Agreement shall remain in full force and effect.

         3. Unless otherwise indicated, capitalized terms in this amendment shall have the meanings ascribed to them in the Agreement.













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         IN WITNESS WHEREOF, the parties have duly executed this amendment to the Agreement, as of this 28th day of February, 2000.


                                       MCSP, INC.



                                       By: /s/ Paul Wolotsky
                                          ______________________________________
                                          Paul Wolotsky
                                          President


                                       INFINITE TECHNOLOGY
                                       INFORMATION SERVICES, INC.



                                       By: /s/ Mark Dresner
                                          ______________________________________
                                          Mark Dresner
                                          President


                                       INFINITE TECHNOLOGY GROUP LTD.



                                       By: /s/ Mark Dresner
                                          ______________________________________
                                          Mark Dresner
                                          Chairman